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Exhibit 10.11

                                    TERM NOTE
                                    ---------

$57,348.76                                                  Date: April 14, 2000

         FOR VALUE RECEIVED, without defalcation, MICHAEL G. KANTROWITZ ("Maker"), in accordance with the terms and conditions set forth below, hereby promises to pay to the order of NEOWARE SYSTEMS, INC. ("Payee"), the principal sum of Fifty-Seven Thousand Three Hundred Forty-Eight Dollars and 76/100 ($57,348.76), in lawful money of the United States of America, together with interest thereon at an annual rate of eight percent (8%), subject to the terms of this Note.

                  (a) The principal balance of this Note shall be payable in equal, annual installments of $14,337.19 commencing on April 14, 2001 and continuing on each April 14 thereafter until April 14, 2004. In addition to the foregoing, in the event of the payment of a bonus to Maker by Payee during the period that any amount of the principal balance under this Note shall remain outstanding, the net amount of such bonus payable to Maker shall be applied to the payment of the outstanding principal balance of this Note, and the remaining outstanding principal balance shall be paid in accordance with the foregoing schedule of principal payments until payment in full of the unpaid principal balance.

                  (b) Interest on the outstanding principal balance of this Note, from time to time, shall be payable in annual installments on April 14, 2001 and continuing on each April 14 thereafter until the earlier of April 14, 2004 or the repayment in full of the unpaid principal balance and accrued interest of this Note.

                  (c) The unpaid principal balance of this Note, plus all accrued and unpaid interest thereon, shall be payable on the earliest to occur of: (i) Event of Default (as such term is defined herein), (ii) an event of default under the Pledge Agreement (as defined herein), or (iii) April 14, 2004 (unless the principal balance is sooner paid in full); provided, however, that Maker shall have the right to prepay this Note, in whole or in part, at any time without premium or penalty.

                  (d) Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed (365/360 or 366/360 as appropriate).

                  (e) All payments of principal and interest with regard to this Note shall be made to Payee in lawful money of the United States of America in immediately available funds at Neoware Systems, Inc., 400 Feheley Drive, King of Prussia, Pennsylvania 19406.

                  (f) This Note is being delivered by Maker to Payee in connection with the exercise by Maker of Payee's common stock purchase warrants to acquire 31,293 shares of Payee's Common Stock on even date herewith with the proceeds of the Note. This Note is the Note referred to in the Pledge Agreement of even date herewith (the "Pledge Agreement") and is entitled to all the benefits of such Pledge Agreement and all the security referred to therein. In the event of a conflict between the terms of this Note and the terms of the Pledge Agreement, the terms of this Note shall control.
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                  (g) Each of the following shall constitute an event of default
("Event of Default"):

                           (i) Failure by Maker to pay the interest on, or
principal of, this Note within ten (10) days after such amounts become due;

                           (ii) Any representation or warranty made by Maker in
the Pledge Agreement shall prove to be false or misleading in any material respect as of the date when made;

                           (iii) Failure by Maker to observe or perform any
covenants, conditions or provisions contained in the Pledge Agreement provided that such failure shall continue for a period of fifteen (15) days after written notice from Payee to Maker or the occurrence of an Event of Default (as defined herein);

                           (iv) Filing by Maker of a voluntary petition in
bankruptcy or a voluntary petition or any answer seeking arrangement or readjustment of her debts or for any other relief under the Bankruptcy Reform Act of 1994, as amended ("Bankruptcy Code"), or under any other existing or future federal or state insolvency act or law, or any formal written consent to, approval of, or acquiescence in, any such petition or proceeding by Maker, the application by Maker for, or the appointment by consent or acquiescence of, a receiver or trustee of Maker or for all or a substantial part of her property; the making by Maker of an assignment for the benefit of creditors; or

                           (v) Filing of any involuntary petition against Maker
in bankruptcy or seeking arrangement or readjustment of his debts or for any other relief under the Bankruptcy Code, or under any other existing or future federal or state insolvency act or law; or the involuntary appointment of a receiver or trustee of Maker, or for all or a substantial part of the property of Maker; and the continuance of any of such events for a period of sixty (60) days undismissed, unbonded or undischarged.

                  (h) Upon the occurrence of an Event of Default, then, and in such event, Payee may declare this Note to be due and payable, whereupon the entire unpaid balance of principal, together with all accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything herein or in the Pledge Agreement to the contrary notwithstanding.

                  (i) THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER. IN GRANTING THIS WARRANT OF AUTHORITY TO CONFESS JUDGMENT AGAINST HIM, MAKER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND, ON THE ADVICE OF COUNSEL, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS MAKER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR A HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA AND ALL OTHER JURISDICTIONS.


                                       2

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                  UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS THAT TERM IS
DEFINED HEREIN, MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR AT ANY TIME FOR MAKER IN ANY ACTION BROUGHT AGAINST SUCH MAKER ON THIS NOTE AT THE SUIT OF PAYEE, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAYABLE BY OR ON BEHALF OF MAKER PURSUANT TO THE TERMS OF THIS NOTE OR THE PLEDGE AGREEMENT, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT, ATTORNEY'S COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY MAKER TO PAYEE (BUT IN ANY EVENT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00)), AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER.

                  (j) Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note or of the Pledge Agreement, as well as all benefit that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

                  (k) Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

                  (l) This instrument shall be governed by and construed according to the domestic, internal law (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

                  (m) Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective heirs, personal representatives and assigns of Payee and Maker.

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                  (n) Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has executed this Note on the day and year first above written.



-------------------------------          ---------------------------------------
             Witness                     Michael G. Kantrowitz

                                         ADDRESS:

                                         ---------------------------------------
                                         telephone:
                                                   -----------------------------
                                         facsimile:
                                                   -----------------------------

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Exhibit 10.11 (Continued)

                                PLEDGE AGREEMENT
                                ----------------


         PLEDGE AGREEMENT, dated as of April 14, 2000, by MICHAEL G. KANTROWITZ, with a mailing address at 620 Christian Street, Philadelphia, Pennsylvania 19947 ("Pledgor"), in favor of Neoware Systems, Inc., a Delaware corporation with its principal office at 400 Feheley Drive, King of Prussia, Pennsylvania 19406 ("Pledgee").

         WHEREAS, Pledgor has delivered to Pledgee in payment for certain obligations pursuant to the terms of a promissory note ("Note"), dated as of even date herewith, and Pledgor desires to pledge and to grant to Pledgee a security interest in 31,293 shares of common stock, par value $.001 per share ("Common Stock"), of Pledgee in order to secure the obligations of Pledgor under the Note.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. Pledgor hereby grants a security interest in, and pledges to, Pledgee, 31,293 shares of Common Stock (the "Shares"), in order to secure payment and performance of all obligations due by Pledgor to Pledgee under the Note.

         2. Upon the exercise of common stock purchase warrants to acquire 31,293 shares of Pledgee's Common Stock owned by Pledgor (the "Warrants"), the Shares issued upon exercise of the Warrants will be represented by a certificate, duly issued in the name of Pledgor (the "Certificate") and duly endorsed for transfer or accompanied by an appropriate stock power executed in blank.

         3. Except for the security interest granted or acknowledged hereby, upon exercise of the Warrants, Pledgor will own the Shares free from any adverse lien, security interest or encumbrance. Pledgor will defend the Shares against all claims and demands of all persons at any time claiming the same or any interest therein.

         4. Pledgor hereby covenants that, until the Shares are delivered to Pledgor by Pledgee, Pledgor will not sell, convey, or otherwise dispose of any of the Shares or any interest therein, or create, incur or permit to exist any claim, pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Shares or the proceeds thereof, other than that created hereby and will not do or suffer any act or failure to act which would impair the lien on or the value of the Shares.

         5. Upon the occurrence of an Event of Default under the Note, Pledgor shall have the rights and remedies provided in the Uniform Commercial Code of the Commonwealth of Pennsylvania as regards the Shares subject hereto or any other applicable law.



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         6. Pledgor hereby irrevocably appoints Pledgee as the true and lawful attorney and proxy for Pledgor, with full power of substitution for and in Pledgee's name in the stock records of Pledgor with respect to all of the Shares, to vote and otherwise act, or give written consent in lieu thereof, at all meetings of stockholders of the Company, and at any time the Shares are required to or may be voted or acted upon. This appointment of proxy is irrevocable and coupled with an interest and shall not terminate by operation of law, whether by the dissolution, liquidation or bankruptcy of the Company, or the occurrence of any other event.

         7. In the event that Pledgor prepays a portion of the principal amount due under the Note, Pledgee agrees to deliver to Pledgor a certificate for such amount of the Shares as shall be related to the amount of the principal prepaid, and the stock power with respect thereto, upon receipt from Pledgor of a stock power with respect to the certificate representing the balance of the Shares pledged hereunder. Upon payment of all obligations due under the Note, Pledgee agrees to return to Pledgor, or to such party as Pledgor shall designate, all Shares subject to this Pledge Agreement and all Certificates representing the Shares and all stock powers with respect thereto, and this Pledge Agreement shall thereby be terminated. In addition thereto, Pledgee further agrees to execute such release or termination notice that might reasonably be required.

         8. (a) No course of dealing between Pledgor and Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of Pledgee hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) Pledgor hereby agrees that Pledgee, at any time and without affecting his rights in the Shares and without notice to Pledgor, may grant any extensions, releases or other modifications of any kind respecting the Note, the Pledgor's obligations under the Note and any collateral security therefor, and Pledgor hereby waives all notices in connection therewith.

         9. This Pledge Agreement shall be binding upon Pledgor and his heirs and assigns.

         10. This Agreement shall be construed in accordance with the substantive law of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, this Pledge Agreement has been duly executed as of the 14th day of April, 2000.




                                     -------------------------------------------
                                     MICHAEL G. KANTROWITZ

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